EXHIBIT 10.9

                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------

                                STOCK OPTION PLAN

                    (as amended and restated, April 26, 1994)


1.  PURPOSE OF THE PLAN
    -------------------

         (a) The Stock Option Plan (the "Plan") is intended to provide officers of National Penn Bancshares, Inc. (the "Corporation") and each of the Corporation's present and future subsidiaries, as such term is defined in
Section 425(f) of the Internal Revenue Code of 1986 (the "Code"), with the opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation and its subsidiaries attract, retain and motivate such officers to make substantial contributions to the success of the business.

         (b) An option granted under this Plan may be an incentive stock option ("ISO"), as such term is defined in Code Section 422A(b), or a nonqualified stock option (which term shall mean an option that is not an ISO).


2.  ADMINISTRATION OF THE PLAN
    --------------------------

         (a) The Plan shall be administered by a committee composed of three to six members of the Corporation's Board of Directors (the "Board") who are not employees of the Corporation or a subsidiary (the "Committee"). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         (b) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all optionees and any person claiming under or through an optionee, unless otherwise determined by the Board.

         (c) Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of a majority of the disinterested members of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be

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liable for any determination, decision or action made in good faith with respect to the Plan or any option granted under the Plan.


3.  STOCK SUBJECT TO THE PLAN
    -------------------------

         (a) The stock to be issued upon exercise of options granted under the Plan shall be the Corporation's Common Stock with $2.50 par value (the "Common Stock") which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Corporation, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of options under the Plan shall not exceed 1,158,380. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 11 of the Plan.

         (b) In the event that any outstanding option under the Plan for any reason expires or is terminated (in whole or in part), the shares of Common Stock allocable to the unexercised portion of such option may thereafter be made subject to option under the Plan.

         (c) The aggregate fair market value (determined at the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in any calendar year (under the Plan and all other plans maintained by the Corporation and all of its subsidiaries) shall not exceed $100,000.


4.  OPTION PRICE
    ------------

         (a) The purchase price per share shall be 100 percent of the fair market value of one share of Common Stock on the date an ISO or a nonqualified stock option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an ISO granted to an individual described in Section 5(b) of the Plan.

         (b) During such time as the Common Stock is not listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the option is granted; or if no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.


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         (c) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock, as quoted by NASDAQ (or reputable dealers or market makers in the Common Stock) for the day of the grant; and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

         (d) If the Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted; or if no sale of the Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

         (e) In the event that the Common Stock is not traded on an established stock exchange, is not listed in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the day the option is granted, as determined by the Committee in good faith.

         (f) The purchase price shall be subject to adjustment only as provided in Section 11 of the Plan.


5.  ELIGIBILITY OF OPTIONEES; MISCELLANEOUS PROVISIONS
    --------------------------------------------------

         (a) Options shall be granted only to persons who are officers of the Corporation or any of its subsidiaries, as determined by the Committee, based upon the recommendation of the Corporation's chief executive officer and approved by a majority of the disinterested members of the Board.

         (b) Any other provision of the Plan notwithstanding, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation or any of its subsidiaries shall not be eligible for the grant of an ISO, unless the special requirements set forth in Sections 4(a) and 7(c) of the Plan are satisfied. For purposes of this Subsection (b), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding


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immediately before the grant of the option. "Outstanding stock" shall not include shares authorized for issue under outstanding options held by the optionee or by any other person.

         (c) Subject to the terms, provisions and conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee, based upon the recommendation of the Corporation's chief executive officer, shall have exclusive jurisdiction to:

                  (i) select the officers to be granted options (it being understood that more than one option may be granted to the same person);

                  (ii) determine the number of shares subject to each option;

                  (iii) determine the date or dates when the options will be granted;

                  (iv) determine the purchase price of the shares subject to each option in accordance with Section 4 of the Plan;

                  (v) determine the date or dates when each option may be exercised within the term of the option specified pursuant to Section 7 of the Plan;

                  (vi) designate whether or not an option constitutes an ISO; and

                  (vii) prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any options granted under the Plan.

         (d) Neither anything contained in the Plan or in any instrument under the Plan, nor the grant of any option hereunder, shall confer upon any optionee any right to remain in the employ of the Corporation or of any subsidiary or limit in any respect the right of the Corporation or of any subsidiary to terminate the optionee's employment at any time and for any reason.

         (e) No optionee shall have rights as a shareholder with respect to shares covered by an option until the date of issuance of a certificate for such shares.

         (f) The use of any masculine pronoun herein shall be construed to include the corresponding feminine pronoun, as the context requires.




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6.  NONTRANSFERABILITY OF OPTIONS
    -----------------------------

         No option granted under the Plan shall be assignable or transferable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee the option shall be exercisable only by him.


7.  TERM AND EXERCISE OF OPTIONS
    ----------------------------

         (a) An option shall be evidenced by a written instrument specifying the number of shares of Common Stock that may be purchased by its exercise and containing such terms and conditions consistent with the Plan as the Committee shall determine.

         (b) An optionee shall have a cumulative vested interest in the right to exercise an option granted hereunder determined by reference to his continuous employment with the Corporation and/or a subsidiary following the date of grant of the option, as follows:

            Period of Continuous           Cumulative Vested
         Employment Following Grant           Percentage
         --------------------------        -----------------

               Less than 2 years                     0
               2 years or more                    12.5
               3 years or more                    25.0
               4 years or more                    50.0
               5 years or more                    75.0
               6 years or more                   100.0

To the extent the application of the above vesting schedule would at any time result in the right to acquire a fractional share, the right to acquire such fractional share shall be deferred to the next vesting period. In the case of an intended ISO granted to an individual described in Section 5(b), the Committee shall prescribe such vesting schedule as it deems appropriate.

         (c) Each option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the members of the Board and specified in the option agreement; provided, however, that (i) each intended ISO granted to an individual described in Section 5(b) of the Plan shall terminate not later than five years after the date of the grant, (ii) each other intended ISO shall terminate not later than ten years after the date of the grant, and (iii) each option granted under the Plan which is intended to be a nonqualified stock option shall terminate not later than ten years and one month after the date of the grant. Subject to Section 8(c), each option granted under the Plan shall become exercisable only after (and only to the extent) the optionee has completed continuous


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employment with the Corporation and/or with one or more of its subsidiaries, immediately following the date of the grant of the option, in accordance with
Section 7(b) above. The Committee at its discretion may provide further limitations on the exercisability of options granted under the Plan. An option may be exercised only during the continuance of the optionee's employment, except as provided in Section 8 of the Plan.

         (d) A person electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the option. To the extent permitted by applicable law and regulations, the Committee may, in its discretion, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the option, pays to the Corporation the full purchase price of the shares being purchased together with an amount equal to any taxes which the Corporation is required to withhold in connection with the exercise of the option, and the Corporation, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.

         (e) A person holding more than one option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such options in any order.


8.  TERMINATION OF EMPLOYMENT
    -------------------------

         (a) Except as otherwise provided herein and in Subsection (b), upon the termination of employment of an optionee for any reason, the unexercised vested portion of any option held by him shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) three months from the date of such termination of employment. Upon the termination of employment of an optionee because of retirement at age 60 or later or death, the unexercised vested portion of any option held by him (including any portion that became vested on account of such retirement or death) shall lapse on the earlier of (i) the expiration of the term of the option, or (ii) three years from the date of such termination of employment.

         (b) In the case of the discharge of an optionee for "cause", the unexercised vested portion of any option held by him shall lapse immediately. For purposes of the preceding sentence, an optionee will be deemed discharged for "cause" if he is discharged by his employer and the ground for such discharge is the employer's good faith and reasonable belief that (i) he has committed fraud or dishonesty toward his employer (or any


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business affiliated with his employer, or any individual or company doing business with any of them), or (ii) he has committed a felony, not otherwise described in clause (i), which involves a crime of moral turpitude. Any lapse occurring under provisions of this subsection shall be final, whether or not the optionee is convicted of or admits to the commission of the offense, and no person or corporation shall be liable to the optionee therefor.

         (c) Upon termination of employment of an optionee for any reason other than retirement at age 60 or later or death, the nonvested portion of any option held by him shall lapse immediately. Upon termination of employment of an optionee because of retirement at age 60 or later or death, the nonvested portion of any option held by him shall vest immediately.


9.  EFFECTIVE DATE AND DURATION OF THE PLAN
    ---------------------------------------

         (a) The Plan became effective upon its adoption by the Board on February 25, 1987, subject, however, to approval of the Plan by the shareholders of the Corporation within 12 months thereafter. The Plan, as adopted, was approved by the shareholders on April 21, 1987.

         (b) Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after, the day immediately preceding the tenth anniversary of its adoption by the Board, i.e., on February 24, 1997.


10.  AMENDMENT OR TERMINATION OF THE PLAN
     ------------------------------------

         (a) The Board may at any time terminate, amend, modify or suspend the Plan; provided, however, that without the approval of the shareholders of the Corporation, no amendment or modification shall be made by the Board which:

                  (i) increases the maximum number of shares as to which options may be granted under the Plan;

                  (ii)   changes the class of eligible employees;

                  (iii) increases materially the benefits accruing to an eligible employee under the Plan; or

                  (iv) otherwise requires the approval of shareholders of the Corporation in order to maintain the exemption available under Rule 16b-3 (or any similar rule) under the Securities Exchange Act of 1934 (the "1934 Act").



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         (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any option theretofore granted under the Plan without the consent of the optionee or any person validly claiming under or through the optionee.


11.  CHANGES IN CAPITALIZATION
     -------------------------

         (a) In the event of any change in the Common Stock subject to the Plan or to any option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the corporate structure of the Corporation, the Committee shall appropriately adjust the number of shares subject to the Plan and to each outstanding option, and the price per share thereof (but not the total price), so that upon exercise, the optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to his outstanding options immediately before the effective date of such change in the capital structure of the Corporation. Such adjustment shall not result in the issuance of fractional shares. Each such adjustment shall be made in such manner as not to constitute a "modification" of the option, within the meaning of such term under Code Section 425(h).

         (b) If the Corporation is succeeded by another corporation in a merger, consolidation, liquidation, or similar transaction, or if 50 percent or more of its stock is acquired by another corporation, all options granted under the Plan which are then outstanding shall be assumed by the successor corporation and each such option shall be applicable to the stock of the successor corporation, with only such modifications as may be necessary to continue the status of an incentive stock option as an option granted under an incentive stock option plan.

         (c) Any adjustment by the Committee pursuant to this section in the number of shares subject to the Plan or to any outstanding option, or to the option price stated in any option, shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each optionee holding an option which shall have been so adjusted.

         (d) The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.




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12.  LISTING AND REGISTRATION OF SHARES
     ----------------------------------

         (a) No option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         (b) If a registration statement under the Securities Act of 1933 with respect to the shares of Common Stock issuable upon exercise of any option granted under the Plan is required and is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he is acquiring the shares for his own account for investment and not with a view to their distribution. The Corporation may place upon any share certificate issued upon exercise of such option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable securities law:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED."


13.  WITHHOLDING TAXES
     -----------------

         (a) Subject to the provisions of Subsection (b), the Corporation will require that any optionee, as a condition of the exercise of an option other than an ISO, pay or reimburse any taxes which the Corporation is required to withhold in connection with the exercise of the option.

         (b) An optionee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable upon the exercise of an option) having a fair market value equal to the amount required to be withheld. An election by an optionee to have shares withheld for this purpose shall be subject to the following restrictions:



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                  (i)  it must be made prior to the date on which the
amount of tax to be withheld is determined (the "Tax Date");

                  (ii)  it shall be irrevocable;

                  (iii) it shall be subject to disapproval by the Committee;

                  (iv) if the optionee is an officer of the Corporation within the meaning of Section 16 of the 1934 Act (an "Officer"), such election may not be made within six months of the grant of the option (except that this restriction shall not apply in the event of the death or disability of the optionee prior to the expiration of the six-month period);

                  (v) if the optionee is an Officer, such election must be made either six months prior to the Tax Date or in the ten-day "window period" beginning on the third day following the release of the Corporation's quarterly or annual summary statement of revenues and earnings; and

                  (vi) where the Tax Date of an Officer is deferred up to six months after the exercise of an option, the full number of option shares will be issued or transferred to him upon exercise, but he will be unconditionally obligated to tender back to the Corporation the proper number of shares of Common Stock on the Tax Date.


14.  AMENDMENT AND RESTATEMENT
     -------------------------

         This amendment and restatement of the Plan reflects all amendments previously made to the Plan and restates the Plan provisions in one document for convenience of reference.









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